The Mosaic Company Exhibit 99.2
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$0.80	$1.08	$0.45	$0.44	$0.73	$(0.03)	$0.11	$0.03
Notable items impact on earnings per share(a)	0.10	0.03	(0.17)	(0.16)	0.59	(0.09)	(0.30)	(0.23)
Adjusted diluted net earnings per share(a)	$0.70	$1.05	$0.62	$0.60	$0.14	$0.06	$0.41	$0.26
Diluted weighted average # of shares outstanding	367.9	363.3	356.0	354.3	353.2	349.8	351.5	351.6
Total Net Sales	$2,139	$2,488	$2,106	$2,163	$1,674	$1,675	$1,952	$1,862
Gross Margin	$419	$608	$335	$356	$237	$154	$213	$206
As % of Sales	20%	24%	16%	17%	14%	9%	11%	11%
SG&A	100	89	77	95	90	73	67	75
Consolidated Foreign Currency Gain/(Loss)	45	(16)	(49)	(41)	88	15	(33)	(30)
Effective Tax Rate(b)	9%	16%	6%	(10)%	(13)%	(136)%	(245)%	(47)%
Net Income (Loss)	$295	$391	$160	$155	$257	$(10)	$39	$12
As % of Sales	14%	16%	8%	7%	15%	(1)%	2%	1%
Consolidated EBITDA(c)	$539	$679	$375	$346	$438	$202	$208	$199
Notable Items Impact on EBITDA	$9	$3	$(75)	$(72)	$169	$(29)	$(104)	$(78)
Short-term debt	$10	$27	$18	$26	$42	$54	$54	$—
Current maturities of long-term debt	41	57	42	42	42	42	373	39
Long-term debt, less current maturities	3,775	3,762	3,738	3,769	3,774	3,773	3,450	3,779
Cash & cash equivalents	2,517	2,210	1,285	1,276	1,058	1,059	654	673
Net	$1,309	$1,636	$2,513	$2,561	$2,800	$2,810	$3,223	$3,145
Cash flow from operations	$729	$603	$174	$302	$266	$583	$96	$321
Cash flow from investments	(183)	(343)	(823)	(400)	(274)	(357)	(382)	(37)
Cash flow from financing	(300)	(597)	(116)	120	(280)	(242)	(112)	(254)
Effect of exchange rate changes on cash	(103)	30	(160)	(31)	69	18	(8)	(10)
Net cash flow	$143	$(307)	$(925)	$(9)	$(219)	$2	$(406)	$20
Cash dividends paid	$(91)	$(98)	$(98)	$(97)	$(96)	$(96)	$(96)	$(96)
Operating Earnings (Loss)
Potash	$204	$259	$66	$113	$86	$18	$7	$28
Phosphates	190	259	157	47	18	12	6	12
International Distribution	3	8	44	14	(4)	(11)	50	39
Corporate and Other(d)	(78)	(16)	(21)	30	64	(7)	7	(5)
Consolidated Operating Earnings	$319	$510	$246	$204	$164	$12	$70	$74
Segment data (in millions, except per tonne)
Phosphates
Sales volumes ('000 tonnes)(e)	2,297	2,788	2,049	2,212	2,206	2,449	2,521	2,504
Realized average DAP price/tonne(f)	$458	$450	$451	$410	$355	$343	$326	$317
Revenue	$1,172	$1,385	$1,032	$1,031	$909	$976	$930	$896
Segment Gross Margin	$222	$296	$199	$121	$65	$100	$101	$84
As % of Sales	19%	21%	19%	12%	7%	10%	11%	9%
Potash
Sales volumes ('000 tonnes)(e)	2,027	2,342	1,626	1,931	1,546	2,040	2,208	1,984
Realized average MOP price/tonne(f)	$288	$280	$265	$254	$207	$178	$160	$169
Revenue	$653	$730	$492	$572	$394	$457	$428	$407
Segment Gross Margin	$242	$295	$97	$155	$98	$53	$40	$66
As % of Sales	37%	40%	20%	27%	25%	12%	9%	16%
Segment Gross Margin (excluding CRT)(g)	$320	$350	$156	$211	$116	$91	$54	$97
As % of Sales(g)	49%	48%	32%	37%	30%	20%	13%	24%
International Distribution
Sales volumes ('000 tonnes)	976	1,477	2,046	1,478	1,268	1,413	2,212	1,909
Realized average selling price/tonne(f)	$444	$427	$400	$407	$365	$374	$380	$354
Revenue	$439	$637	$825	$605	$467	$534	$849	$684
Segment Gross Margin	$21	$29	$61	$38	$12	$5	$71	$59
As % of Sales	5%	4%	7%	6%	3%	1%	8%	9%

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$351	$372	$250	$364	$242	$304	$233	$245
International	302	358	242	208	152	153	195	162
Net Sales	$653	$730	$492	$572	$394	$457	$428	$407
Cost of Goods Sold	411	435	395	417	296	404	388	341
Gross Margin	$242	$295	$97	$155	$98	$53	$40	$66
As % of Sales	37%	40%	20%	27%	25%	12%	9%	16%
Canadian resource taxes	78	55	59	56	18	38	14	31
Gross Margin (excluding CRT)(g)	$320	$350	$156	$211	$116	$91	$54	$97
As % of Sales(g)	49%	48%	32%	37%	30%	20%	13%	24%
Freight included in revenue & cost of goods sold (in millions)(h)	$47	$47	$34	$56	$46	$69	$55	$53
Net sales less freight	$606	$683	$458	$516	$348	$388	$373	$354
Cost of Goods Sold less freight	$364	$388	$361	$361	$250	$335	$333	$288
Operating Earnings	$204	$259	$66	$113	$86	$18	$7	$28
Plus: Depreciation, Depletion and Amortization	79	82	75	75	75	79	77	77
Plus: Foreign Exchange Gain (Loss)	58	(25)	8	(67)	125	3	(24)	(27)
Plus: Other Income (Expense)	—	—	—	(2)	(1)	—	78	—
Plus: Equity (Loss)	—	—	—	—	—	(16)	—	—
EBITDA(i)	$341	$316	$149	$119	$285	$84	$138	$78
Notable Items Impact on EBITDA	$58	$(25)	$14	$(73)	$153	$(15)	$(26)	$(27)
Cost of Goods Sold Detail (in millions)
COGS additional detail
Canadian resource taxes	$78	$55	$59	$56	$18	$38	$14	$31
Royalties	11	9	7	6	6	5	4	5
Brine inflow expenses	44	45	37	39	37	42	38	36
Depreciation, depletion and amortization	79	82	75	75	75	79	77	77
Total	$212	$191	$178	$176	$136	$164	$133	$149
Operating Data
Sales volumes ('000 tonnes)
Crop Nutrients North America(e)	572	641	419	794	650	983	806	792
Crop Nutrients International(e)	1,248	1,544	1,041	991	749	905	1,270	1,069
Non-Agricultural	207	157	166	146	147	152	132	123
Total(e)	2,027	2,342	1,626	1,931	1,546	2,040	2,208	1,984
Production Volumes ('000 tonnes)
Production Volume	2,451	2,362	1,749	1,850	2,018	1,769	1,662	2,147
Operating Rate	93%	90%	67%	70%	77%	67%	63%	82%
Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(f)(j)	$362	$345	$293	$264	$184	$173	$160	$182
MOP - International(f)	$245	$244	$236	$227	$195	$158	$146	$147
MOP - Average(f)(k)	$288	$280	$265	$254	$207	$178	$160	$169
Brine inflow cost/production tonne	$18	$19	$21	$21	$18	$24	$23	$17
Cash COGS/sales tonne	$97	$103	$135	$116	$98	$104	$108	$88
Operating earnings/sales tonne(l)	$101	$111	$41	$59	$56	$9	$3	$14
EBITDA(i)/sales tonne(l)	$140	$146	$87	$97	$104	$48	$38	$39
Potash CAPEX (in millions)	$95	$88	$119	$130	$113	$98	$99	$107

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$683	$705	$570	$809	$597	$476	$475	$585
International	489	680	462	222	312	500	455	311
Net Sales	$1,172	$1,385	$1,032	$1,031	$909	$976	$930	$896
Cost of Goods Sold	950	1,089	833	910	844	876	829	812
Gross Margin	$222	$296	$199	$121	$65	$100	$101	$84
As % of Sales	19%	21%	19%	12%	7%	10%	11%	9%
Freight included in revenue & cost of goods sold (in millions)	$82	$98	$79	$84	$82	$87	$86	$91
Net sales less freight	$1,090	$1,287	$953	$947	$827	$889	$844	$805
Cost of Goods Sold less freight	$868	$991	$754	$826	$762	$789	$743	$721
Operating Earnings	$190	$259	$157	$47	$18	$12	$6	$12
Plus: Depreciation, Depletion and Amortization	94	99	96	101	99	101	84	78
Plus: Foreign Exchange Gain (Loss)	7	(2)	9	6	(6)	—	2	4
Plus: Other Income (Expense)	(6)	—	—	—	1	—	—	(10)
Plus: Equity Earnings (Loss)	(2)	—	(1)	(1)	2	2	(2)	(3)
Less: Earnings from Consolidated Noncontrolling Interests	2	2	2	3	3	2	2	4
EBITDA(i)	$281	$354	$259	$150	$111	$113	$88	$77
Notable Items Impact on EBITDA	$9	$(2)	$(1)	$(20)	$(6)	$(49)	$(60)	$(33)
Operating Data
Sales volumes ('000 tonnes)
North America - DAP/MAP	951	895	709	1,049	951	738	849	1,052
International - DAP/MAP(e)	754	1,224	819	595	656	1,022	866	711
MicroEssentials®(e)	440	516	389	437	468	567	658	607
Feed and Other	152	153	132	131	131	122	148	134
Total	2,297	2,788	2,049	2,212	2,206	2,449	2,521	2,504
Production Volumes ('000 tonnes)
Total tonnes produced(m)	2,299	2,504	2,434	2,226	2,205	2,391	2,461	2,463
Operating Rate	79%	86%	83%	76%	75%	82%	84%	84%
Realized prices ($/tonne)
DAP (FOB plant)(f)	$458	$450	$451	$410	$355	$343	$326	$317
Realized costs ($/tonne)
Ammonia (tonne)(n)	$519	$417	$418	$404	$370	$320	$287	$259
Sulfur (long ton)(o)	$145	$161	$151	$146	$130	$112	$93	$87
Blended rock	$61	$61	$61	$60	$60	$65	$60	$58
Average Market prices ($/tonne)
Ammonia (tonne)(p)	$497	$462	$454	$412	$322	$311	$259	$220
Sulfur (long ton)(q)	$141	$135	$136	$115	$98	$73	$66	$69
Natural Gas(r)	$2.8	$2.7	$2.7	$2.2	$2.0	$2.2	$2.8	$3.2
Full production conversion cost/production tonne	$91	$83	$89	$100	$90	$85	$81	$85
Operating earnings/sales tonne(l)	$83	$93	$77	$21	$8	$5	$2	$5
EBITDA(i)/sales tonne(l)	$123	$128	$123	$67	$54	$65	$34	$31
Phosphates CAPEX (in millions)	$129	$128	$118	$153	$112	$90	$89	$89

The Mosaic Company - International Distribution Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$439	$637	$825	$605	$467	$534	$849	$684
Cost of Goods Sold	418	608	764	567	455	529	778	625
Gross Margin	$21	$29	$61	$38	$12	$5	$71	$59
As % of Sales	5%	4%	7%	6%	3%	1%	8%	9%
Per tonne	$21	$19	$30	$26	$9	$3	$32	$31
SG&A and Other Operating Expenses	$18	$21	$17	$24	$16	$16	$21	$20
Operating Earnings (Loss)	$3	$8	$44	$14	$(4)	$(11)	$50	$39
Plus: Depreciation, Depletion and Amortization	3	5	3	3	4	4	4	4
Plus: Foreign Exchange Gain (Loss)	(52)	2	(118)	(4)	16	11	(10)	(7)
Plus: Other (Expense)	—	—	(1)	—	—	—	(1)	(2)
Less: Earnings from Consolidated Noncontrolling Interests	—	—	1	—	—	—	1	1
EBITDA(i)	$(46)	$15	$(73)	$13	$16	$4	$42	$33
Notable Items Impact on EBITDA	$(52)	$2	$(118)	$(4)	$17	$11	$(10)	$(7)
Operating Data
Sales volumes ('000 tonnes)
Total	976	1,477	2,046	1,478	1,268	1,413	2,212	1,909
Realized prices ($/tonne)
Average selling price (FOB destination)(s)	$444	$427	$400	$407	$365	$374	$380	$354
Purchases ('000 tonnes)
DAP/MAP from Mosaic	138	363	349	137	167	505	396	219
MicroEssentials® from Mosaic	125	198	155	11	101	303	303	173
Potash from Mosaic/Canpotex	249	769	556	464	360	822	473	365
International Distribution CAPEX (in millions)	$4	$6	$4	$9	$5	$7	$5	$7
Working Capital (in millions)(t)	$145	$149	$105	$109	$84	$28	$10	$74
Operating earnings (loss)/sales tonne(l)	$3	$5	$22	$9	$(3)	$(8)	$23	$20
EBITDA(i)/sales tonne(l)	$6	$9	$23	$12	$—	$(5)	$24	$17

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(125)	$(265)	$(243)	$(45)	$(96)	$(292)	$(255)	$(125)
Cost of Goods Sold	(60)	(253)	(222)	(87)	(158)	(288)	(256)	(122)
Gross Margin (Loss)	$(65)	$(12)	$(21)	$42	$62	$(4)	$1	$(3)
Elimination of profit in inventory income (loss) included in COGS	$(18)	$(34)	$12	$50	$18	$(25)	$20	$12
Unrealized gain (loss) on derivatives included in COGS	$(38)	$27	$(22)	$1	$53	$30	$(8)	$(4)
Operating Earnings (Loss)	$(78)	$(16)	$(21)	$30	$64	$(7)	$7	$(5)
Plus: Depreciation, Depletion and Amortization	6	5	7	7	6	5	8	6
Plus: Foreign Exchange Gain (Loss)	32	9	52	24	(47)	1	—	—
Plus: Other (Expense)	—	(7)	(1)	—	(1)	—	(78)	7
Plus: Equity Earnings	1	1	—	—	1	—	—	—
Less: (Loss) from Consolidated Noncontrolling Interests	(2)	(2)	(3)	(3)	(3)	(2)	(3)	(3)
EBITDA(i)	$(37)	$(6)	$40	$64	$26	$1	$(60)	$11
Notable Items Impact on EBITDA	(6)	28	30	25	5	24	(8)	(4)

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q4 2016
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction (loss) gain	Consolidated	Foreign currency transaction (loss) gain	$(30)	$(2)	$(0.09)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(4)	—	(0.01)
Water loss expense	Phosphates	Other operating expenses	(10)	(1)	(0.03)
ARO adjustment	Phosphates	Other operating expenses	(21)	(2)	(0.07)
Depletion adjustment	Phosphates	Cost of goods sold	9	1	0.03
Pension de-risking	Consolidated	Other operating expenses	(6)	—	(0.02)
Costs related to purchase of Vale Fertilizantes Business	Corporate & Other	Other operating expenses	(4)	—	(0.01)
Gain on sale of equity investment	Phosphates	Other expense	7	1	0.02
Realized loss on RCRA Trust securities	Phosphates	Other expense	(10)	(1)	(0.03)
Discrete tax items	Consolidated	Benefit from income taxes	—	(7)	(0.02)
Total Notable Items			$(69)	$(11)	$(0.23)

Q3 2016
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(32)	$(1)	$(0.10)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(8)	—	(0.02)
Discrete tax items	Consolidated	Provision for (benefit from) income taxes	—	2	0.01
Asset reserve adjustment	Phosphates	Other operating income (expense)	4	—	0.01
Water loss expense	Phosphates	Other operating income (expense)	(60)	(2)	(0.18)
Restructuring	Consolidated	Other operating income (expense)	(8)	—	(0.02)
Total Notable Items			(104)	(1)	(0.30)

Q2 2016
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$15	$(1)	$0.04
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	30	(3)	0.08
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		(5)	(0.01)
Restructuring	Consolidated	Other operating income (expense)	(11)	1	(0.03)
Prince Rupert write-off	Potash	Equity earnings	(24)	8	(0.05)
Asset write-off	Phosphates	Other operating income (expense)	(47)	4	(0.12)
Total Notable Items			$(37)	$4	$(0.09)

Note: The tax effect is calculated based on our estimated annual effective rate. Our tax rate is impacted by the mix of earnings in the jurisdictions in which we operate and a benefit associated with depletion. The tax effect of the Prince Rupert write-off includes an income tax component of 20.6% which is calculated based on the rate specific to those earnings, and an impact related to Canadian Resource Tax of 12.4%.

Q1 2016
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$88	$(14)	$0.21
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	53	(8)	0.13
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		64	0.18
Carlsbad insurance proceeds	Potash	Other operating income (expense)	28	(4)	0.07
Total Notable Items			$169	$38	$0.59

Q4 2015
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(41)	$5	$(0.10)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	1	—	—
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		6	0.02
ARO adjustment	Potash	Other operating income (expense)	(6)	1	(0.02)
ARO adjustment	Phosphates	Other operating income (expense)	(26)	3	(0.06)
Total Notable Items			$(72)	$15	$(0.16)

Q3 2015
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(49)	$8	$(0.12)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(22)	4	(0.05)
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		3	0.01
Write-off of fixed assets	Phosphates	Other operating income (expense)	(10)	2	(0.02)
Consumption tax refund	Potash	Cost of goods sold	6	(1)	0.01
Total Notable Items			$(75)	$16	$(0.17)

Q2 2015
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(16)	$3	$(0.04)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	27	(5)	0.06
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		10	0.03
Write down of equity investment	Corporate & Other	Other non-operating income (expense)	(8)	—	(0.02)
Total Notable Items			$3	$8	$0.03

Note: For the loss on the write-down of an equity investment we recorded a full valuation allowance and therefore, there was no tax impact.

Q1 2015
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$45	$(8)	$0.09
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(38)	7	(0.08)
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		28	0.08
Sales tax refund	Phosphates	Other operating income (expense)	8	(1)	0.02
Remediation of a pre-combination environmental matter	Phosphates	Other income (expense)	(6)	1	(0.01)
Total Notable Items			$9	$27	$0.10

Q4 2014
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$48	$(14)	$0.09
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(30)	9	(0.06)
Discrete tax items	Consolidated	Provision for (benefit from) income taxes		76	0.20
Adjustment to assets held for sale	International Distribution	Other operating income (expense)	(10)	3	(0.02)
Loss on write-down of Carlsbad	Potash	Carlsbad restructuring expense	(59)	24	(0.09)
Insurance proceeds	Potash	Other operating income (expense)	10	(3)	0.02
ARO year-end adjustment	Phosphates	Other operating income (expense)	(22)	6	(0.04)
Total Notable Items			$(63)	$101	$0.10

Note: The Carlsbad restructuring expense is considered a discrete item (defined as significant unusual or extraordinary) because it is recorded as a separate line item on financial statements which resulted in a tax rate of 41.4% for this item.

Footnotes

(a)
Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".

(b)
Includes a discrete income tax benefit of approximately $28 million in Q1 2015, $10 million in Q2 2015, $3 million in Q3 2015, $6 million in Q4 2015, $64 million in Q1 2016, and $2 million in Q3 2016 and a discrete income tax expense of approximately $5 million in Q2 2016 and $7 million in Q4 2016.

(c)
The Company defines Consolidated EBITDA, a Non-GAAP measure, as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization and provision for/(benefit) from income taxes, as further described in "Non-GAAP Reconciliations".

(d)	Includes elimination of intersegment sales.

(e)	Sales volumes include intersegment sales.

(f)	FOB Plant, sales to unrelated parties.

(g)
Gross margin (excluding CRT) is calculated as GAAP gross margin less Canadian resource taxes (CRT), and Gross margin (excluding CRT) As % of Sales is calculated as GAAP gross margin less CRT as a percentage of sales. Gross margin (excluding CRT) is a non-GAAP financial measure and Gross margin (excluding CRT) As % of Sales is calculated based on a non-GAAP financial measure. See "Non-GAAP Reconciliations."

(h)	Includes inbound freight, outbound freight and warehousing costs on domestic MOP sales.

(i)
The Company defines segment EBITDA as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. Segment EBITDA/sales tonne is calculated as the related segment's EBITDA per sales tonne. EBITDA presented on a segment basis is a Non-GAAP financial measure and segment EBITDA/sales tonne is calculated based on a non-GAAP financial measure. See "Non-GAAP Reconciliations."

(j)	This price excludes industrial and feed sales.

(k)	This price includes industrial and feed sales.

(l)
Segment Operating Earnings (Loss)/sales tonne is calculated for each segment as that segment’s Operating Earnings (Loss) divided by sales tonnes. Segment EBITDA/sales tonne is calculated for each segment as that segment’s EBITDA divided by sales tonnes.

(m)	Includes crop nutrient dry concentrates and animal feed ingredients.

(n)	Amounts are representative of our average ammonia costs in cost of goods sold.

(o)	Amounts are representative of our average sulfur cost in cost of goods sold.

(p)	Three point quarterly average (Fertecon).

(q)	Three point quarterly average (Green Markets).

(r)	Three point quarterly average (NYMEX).

(s)	Average price of all products sold by International Distribution.

(t)	Calculated as current assets less current liabilities for the International Distribution segment.

(u)	Tax impact is based on our expected annual effective tax rate.

Note: MOP production costs are reflective of actual costs during the period. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Reconciliations
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated EBITDA, segment EBITDA, segment EBITDA/sales tonne, Potash Gross Margin (excluding CRT), Potash Gross Margin (excluding CRT) As % of Sales and Potash Cash COGS/sales tonne. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated EBITDA
Consolidated EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization and provision for/(benefit) from income taxes. EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated EBITDA is provided below.

(in millions)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Consolidated Net Income (Loss)	$295	$391	$160	$155	$257	$(10)	$39	$12
Less: Consolidated Interest Expense, Net	(31)	(24)	(24)	(19)	(26)	(33)	(26)	(27)
Plus: Consolidated Depreciation, Depletion & Amortization	182	191	181	186	184	189	173	165
Plus: Consolidated Provision for (Benefit from) Income Taxes	31	73	10	(14)	(29)	(10)	(30)	(6)
Consolidated EBITDA(c)	$539	$679	$375	$346	$438	$202	$208	$198

Segment EBITDA and Segment EBITDA/sales tonne
EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. Segment EBITDA/sales tonne is calculated as the related segment's EBITDA per sales tonne. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment EBITDA and segment EBITDA/sales tonne should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of segment EBITDA and segment EBITDA/sales tonne to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Potash Cash COGS/sales tonne
For the Potash segment, Cash COGS/sales tonne is defined as cost of goods sold per sales tonne less depreciation, depletion, amortization, Canadian royalties and resource taxes and freight included in revenue and cost of goods sold.  Cash COGS/sales tonne is provided to assist securities analysts, lenders and others in their comparisons of operational performance but should not be considered as an alternative to, or more meaningful than, Potash Cost of Goods Sold as a measure of operating performance.  A reconciliation of Cash COGS/sales tonne to Potash Cost of Goods Sold is provided below.

(in millions, except sales tonnes)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Potash Cost of Goods Sold	$411	$435	$395	$417	$296	$404	$388	$341
Less:
Freight included in revenue & cost of goods sold(h)	47	47	34	56	46	69	55	53
Canadian resource taxes	78	55	59	56	18	38	14	31
Royalties	11	9	7	6	6	5	4	5
Potash Depreciation, Depletion & Amortization	79	82	75	75	75	79	77	77
Cash Cost of Goods Sold	$196	$242	$220	$224	$151	$213	$238	$175
Sales tonnes (in thousands of mt)	2,027	2,342	1,626	1,931	1,546	2,040	2,208	1,984
Cash COGS/sales tonne	$97	$103	$135	$116	$98	$104	$108	$88

Potash Gross Margin (excluding CRT) and Gross Margin (excluding CRT) as % of Sales
For the Potash segment, Segment Gross Margin (excluding CRT) is calculated as GAAP Segment Gross Margin less Canadian resource taxes (CRT), and Segment Gross Margin (excluding CRT) As % of Sales is calculated as GAAP Segment Gross Margin less CRT as a percentage of Sales. Segment Gross Margin (excluding CRT) and Segment Gross Margin (excluding CRT) As % of Sales provide measures that Mosaic believes enhance the reader’s ability to compare Mosaic’s Gross Margin with that of other peer companies which incur CRT expense and classify it in a manner differently than Mosaic does in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, Mosaic’s management believes that Mosaic’s presentation of Gross Margin (excluding CRT) and Gross Margin (excluding CRT) As % of Sales for Potash affords them greater transparency in assessing Mosaic’s financial performance for this segment against competitors. When measuring the performance of Mosaic’s Potash business, Mosaic management regularly utilizes gross margin before CRT. Reconciliations of Potash Segment Gross Margin (excluding CRT) to Segment Gross Margin and Segment Gross Margin (excluding CRT) As % of Sales to Gross Margin As % of Sales are provided under “Segment income statement” for the Potash Segment.